UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2014

PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(412) 434-3131

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Corporate Governance Guidelines of PPG Industries, Inc. (the “Company”) require that any director who has attained the age of 72 retire at the next annual meeting of shareholders following the director’s 72nd birthday. Directors Robert Mehrabian, Robert Ripp and David R. Whitwam each turned 72 before the Company’s 2014 Annual Meeting of Shareholders. In accordance with this requirement, Messrs. Mehrabian, Ripp and Whitwam each resigned from the Company’s Board of Directors effective at the Company’s 2014 Annual Meeting of Shareholders which was held on April 17, 2014.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company’s 2014 Annual Meeting of Shareholders was held on April 17, 2014. At the 2014 Annual Meeting of Shareholders, the Company’s shareholders voted on the following matters:

1.	The three nominees for director were elected to serve three-year terms ending in 2017 as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Stephen F. Angel	88,726,250	5,964,259	17,967,126
Hugh Grant	89,694,608	4,995,901	17,967,126
Michele J. Hooper	88,526,881	6,163,628	17,967,126

The following directors did not stand for re-election at the 2014 Annual Meeting of Shareholders (the year in which each director’s term expires is indicated in parenthesis): Charles E. Bunch (2015), Martin H. Richenhagen (2015), Thomas J. Usher (2015), James G. Berges (2016), John V. Faraci (2016) and Victoria F. Haynes (2016). As noted in Item 5.02 above, directors Robert Mehrabian, Robert Ripp and David R. Whitwam each resigned from the Company’s Board of Directors effective at the 2014 Annual Meeting of Shareholders.

2.	The proposal to approve the compensation of the Company’s named executive officers was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
90,902,977	3,212,908	574,411	17,967,126

3.
By the following vote, the shareholders did not approve the proposal (which required the affirmative vote of 80 percent of the Company’s outstanding shares) to amend the Company’s Articles of Incorporation to replace the supermajority voting requirements:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
93,115,686	1,132,712	442,111	17,967,126

4.	The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014 was approved as follows:

Votes For	Votes Against	Votes Abstained
106,892,894	5,441,500	323,241

There were no broker non-votes with respect to this matter.

5.	The shareholder proposal requesting the adoption of a policy requiring and independent board chairman was not approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,783,331	72,396,109	510,547	17,967,126

As of the record date of the 2014 Annual Meeting, 138,675,359 shares of common stock were issued and outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: April 22, 2014	By:	/s/ Charles E. Bunch
Charles E. Bunch
Chairman and Chief Executive Officer